                                                                     EXHIBIT 2.C

                               VOTING AGREEMENT


     VOTING AGREEMENT ("Agreement") dated as of June 9, 1997, between Halliburton Company, a Delaware corporation (the "Acquiror"), and Davis Venture Partners, L.P. (the "Shareholder"), a holder of common shares, par value $0.01 per share, of NUMAR Corporation, a Pennsylvania corporation (the "Company").

                                   RECITALS:

     The Shareholder beneficially owns an aggregate of 700,486 common shares (together with any additional common shares as to which beneficial ownership is acquired by any member of the Shareholder Group described below, the "Company Shares"), par value $0.01 per share ("Company Common Shares"), of the Company.

     The Acquiror is prepared to enter into an Agreement and Plan of Merger with the Company (the "Plan") providing for the merger of a wholly owned subsidiary of Acquiror with and into the Company and the conversion in such merger of each Company Common Share into the number of shares of the Common Stock, par value $2.50 per share, of the Acquiror set forth in the Plan (the "Merger").

     To facilitate the Merger, the Shareholder is willing to enter into certain arrangements with respect to the Company Shares.

     NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Shareholder's Support of the Merger. From the date hereof until December 31, 1997, or, if earlier, termination of the Plan:

          (a) Except as contemplated by the Plan or hereby, neither the Shareholder nor any Person controlled by the Shareholder, other than the Company and its subsidiaries (collectively, the "Shareholder Group"), will, directly or indirectly, sell, transfer, pledge or otherwise dispose of, or grant a proxy with respect to, any Company Shares to any Person other than any member of the Shareholder Group or the Acquiror or its designee, or grant an option with respect to any of the Company Shares or enter into any other agreement or arrangement with respect to any of the Company Shares.

          (b) The Shareholder agrees that the Shareholder will vote, and will cause each member of the Shareholder Group to vote, all Company Shares entitled to vote and beneficially owned by such Persons (i) in favor of the Merger and (ii), subject to the provisions of paragraph (c) below, against any combination proposal or other matter that may

     (in the reasonable opinion of the Acquiror) interfere or be inconsistent with the Merger (including without limitation a Competing Transaction).

          (c) The Shareholder agrees that, if requested by the Acquiror in writing in order to facilitate the Merger, the Shareholder will not, and will cause each member of the Shareholder Group not to, attend or vote any Company Shares beneficially owned by any such Person at any annual or special meeting of shareholders or execute any written consent of shareholders

          (d) Neither the Shareholder nor any other member of the Shareholder Group will initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or that may reasonably be expected to lead to, any merger, consolidation, share exchange, business combination or similar transaction involving the Company or any of its Significant Subsidiaries, a sale, lease, exchange, transfer or other disposition of 50% or more of the assets of the Company and its subsidiaries, taken as a whole, in a single transaction or series of transactions, the acquisition by a Person or Group of beneficial ownership or the right to acquire beneficial ownership of 50% or more of the outstanding Company Common Shares, whether by tender offer, exchange offer or otherwise, or the acquisition in any manner, directly or indirectly, of a material equity interest in any voting securities of, or a substantial portion of the assets of, the Company or any of its Significant Subsidiaries, other than the transactions contemplated by the Plan (a "Competing Transaction"), or enter into discussions or negotiate with any Person in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of the officers, directors or employees of the Shareholder or any member of the Shareholder Group or any investment banker, financial advisor, attorney, accountant or other representative retained by the Shareholder or any other member of the Shareholder Group to take any such action. The Shareholder shall promptly notify the Acquiror of all relevant terms of any such inquiries or proposals received by such Shareholder or any other member of the Shareholder Group or by any such officer, director, employee, investment banker, financial advisor, attorney, accountant or other representative relating to any of such matters and, if such inquiry or proposal is in writing, such Shareholder shall deliver or cause to be delivered to the Acquiror a copy of such inquiry or proposal.

          (e) The Shareholder hereby consents to the Acquiror's announcement in any press release, public filing, advertisement or other document, that the Shareholder has entered into this Agreement.

          (f) To the extent inconsistent with the provisions of this Section 1, the Shareholder hereby revokes, and will cause each member of the Shareholder Group to revoke, any and all proxies with respect to such member's Company Common Shares or any other voting securities of the Company.

2.   Miscellaneous

     (a) The Shareholder, on the one hand, and the Acquiror, on the other, acknowledge and agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedies to which they may be entitled at law or equity.

     (b) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     (c) All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telecopier (subject to receipt of electronic confirmation) or sent by registered mail, postage prepaid:

     If to the Acquiror:

         Halliburton Company
         3600 Lincoln Plaza
         500 N. Akard Street
         Dallas, Texas  75201-3391
         Attention: Lester L. Coleman
                    Executive Vice President
                      and General Counsel
         Telecopier No.:  (214) 978-2658

         with a copy to:

                    Vinson & Elkins L.L.P.
                    First City Tower
                    1001 Fannin
                    Houston, Texas  77002-6760
                    Attention:  William E. Joor III
                    Telecopier No.:  (713) 758-2346

         If to the Shareholder:

               Davis Venture Partners, L.P.
               320 South Boston, Suite 1000
               Tulsa, Oklahoma  74103
               Attention:  Barry M. Davis
               Telecopier No.:  (918) 582-3404

or to such other address or telecopier number as any party may, from time to time, designate in a written notice given in a like manner. Notice given by telecopier shall be deemed delivered on the day the sender receives telecopier confirmation that such notice was received at the telecopier number of the addressee. Notice given by mail as set out above shall be deemed delivered three days after the date the same is postmarked.

     (d) From and after the termination of this Agreement, the covenants of the parties set forth herein shall be of no further force or effect and the parties shall be under no further obligation with respect thereto.

     (e) For purposes of this Agreement, the following terms shall have the following meanings:

         (i)   Affiliate.  "Affiliate" shall have the meaning ascribed to it in
               ---------
     Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (ii)  Associate.  "Associate" shall have the meaning ascribed to it in
               ---------
     Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (iii) Beneficial Owner.  A person shall be deemed a "beneficial owner"
               ----------------
     of or to have "beneficial ownership" of Company Shares in accordance with the interpretations of the term "beneficial ownership" as defined in Rule 13-d(3) under the Exchange Act, as in effect on the date hereof, provided that a person shall be deemed to be the beneficial owner of, and to have beneficial ownership of, Company Shares that such Person or any Affiliate of such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrant, options or otherwise.

         (iv)  Exchange Act.  "Exchange Act" shall mean the Securities Exchange
               -------------
     Act of 1934, as amended.

         (v)   Person.  A "Person" shall mean any individual, firm, corporation,
               ------
     partnership, trust, limited liability company or other entity.

         (vi)  Significant Subsidiary.  "Significant Subsidiary" shall have the
               ----------------------
     meaning ascribed to it in Rule 1-02 of SEC Regulation S-X as in effect on the date hereof.

     (g) The Shareholder hereby represents and warrants to the Acquiror as follows: The Shareholder has full power and authority to enter into this Agreement; neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated herein will (i) conflict with or result in a breach, default or violation of (A) any of the terms, provisions or conditions of the certificate of incorporation or bylaws of any member of the Shareholder Group or (B) any agreement, proxy, document, instrument, judgment, decree, order, governmental permit, certificate, license, law, statute, rule or regulation to which any member of the Shareholder Group is a party or to which it is subject, (ii) result in the creation of any lien, charge or other encumbrance on any Company Common Shares or (iii) require any member of the Shareholder Group to obtain the consent of any private nongovernmental third party; and no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Agreement (with the exception of an amended Schedule 13D to be filed by the Shareholder pursuant to the Exchange Act) or the Shareholder's performance of the terms of this Agreement or the validity or enforceability of this Agreement.

     (h) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and Affiliates, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

     (i) No party may waive any of the terms or conditions of this Agreement except by a duly signed writing referring to the specific provision to be waived.

     (j) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law; provided, however, that any matter involving the internal corporate affairs of any party hereto shall be governed by the provisions of the Business Corporation Law of the Commonwealth of Pennsylvania.

     (k) This Agreement constitutes the entire agreement, and supersedes all other and prior agreements and understandings, both written and oral, among the parties hereto and their Affiliates.

     (l) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Shareholder and the Acquiror have each caused this Agreement to be duly executed by an officer or other Person, thereunto duly authorized, all as of the day and year first above written.

                                 HALLIBURTON COMPANY


                                 By: /s/ Lester L. Coleman
                                    ------------------------------
                                    Lester L. Coleman
                                    Executive Vice President and General Counsel


                                 DAVIS VENTURE PARTNERS, L.P.


                                 By: /s/ Barry M. Davis
                                    ------------------------------
                                    Barry M. Davis
                                    General Partner

                               VOTING AGREEMENT


     VOTING AGREEMENT ("Agreement") dated as of June 9, 1997, between Halliburton Company, a Delaware corporation (the "Acquiror"), and Melvin N. Miller (the "Shareholder"), a holder of common shares, par value $0.01 per share, of NUMAR Corporation, a Pennsylvania corporation (the "Company").

                                   RECITALS:

     The Shareholder beneficially owns an aggregate of 334,143 common shares (together with any additional common shares as to which beneficial ownership is acquired by any member of the Shareholder Group described below, the "Company Shares"), par value $0.01 per share ("Company Common Shares"), of the Company.

     The Acquiror is prepared to enter into an Agreement and Plan of Merger with the Company (the "Plan") providing for the merger of a wholly owned subsidiary of Acquiror with and into the Company and the conversion in such merger of each Company Common Share into the number of shares of the Common Stock, par value $2.50 per share, of the Acquiror set forth in the Plan (the "Merger").

     To facilitate the Merger, the Shareholder is willing to enter into certain arrangements with respect to the Company Shares.

     NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Shareholder's Support of the Merger. From the date hereof until December 31, 1997, or, if earlier, termination of the Plan:

          (a) Except as contemplated by the Plan or hereby, neither the Shareholder nor any Person controlled by the Shareholder, other than the Company and its subsidiaries (collectively, the "Shareholder Group"), will, directly or indirectly, sell, transfer, pledge or otherwise dispose of, or grant a proxy with respect to, any Company Shares to any Person other than any member of the Shareholder Group or the Acquiror or its designee, or grant an option with respect to any of the Company Shares or enter into any other agreement or arrangement with respect to any of the Company Shares.

          (b) The Shareholder agrees that the Shareholder will vote, and will cause each member of the Shareholder Group to vote, all Company Shares entitled to vote and beneficially owned by such Persons (i) in favor of the Merger and (ii), subject to the provisions of paragraph (c) below, against any combination proposal or other matter that may

     (in the reasonable opinion of the Acquiror) interfere or be inconsistent with the Merger (including without limitation a Competing Transaction).

          (c) The Shareholder agrees that, if requested by the Acquiror in writing in order to facilitate the Merger, the Shareholder will not, and will cause each member of the Shareholder Group not to, attend or vote any Company Shares beneficially owned by any such Person at any annual or special meeting of shareholders or execute any written consent of shareholders

          (d) Neither the Shareholder nor any other member of the Shareholder Group will initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or that may reasonably be expected to lead to, any merger, consolidation, share exchange, business combination or similar transaction involving the Company or any of its Significant Subsidiaries, a sale, lease, exchange, transfer or other disposition of 50% or more of the assets of the Company and its subsidiaries, taken as a whole, in a single transaction or series of transactions, the acquisition by a Person or Group of beneficial ownership or the right to acquire beneficial ownership of 50% or more of the outstanding Company Common Shares, whether by tender offer, exchange offer or otherwise, or the acquisition in any manner, directly or indirectly, of a material equity interest in any voting securities of, or a substantial portion of the assets of, the Company or any of its Significant Subsidiaries, other than the transactions contemplated by the Plan (a "Competing Transaction"), or enter into discussions or negotiate with any Person in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of the officers, directors or employees of the Shareholder or any member of the Shareholder Group or any investment banker, financial advisor, attorney, accountant or other representative retained by the Shareholder or any other member of the Shareholder Group to take any such action. The Shareholder shall promptly notify the Acquiror of all relevant terms of any such inquiries or proposals received by such Shareholder or any other member of the Shareholder Group or by any such officer, director, employee, investment banker, financial advisor, attorney, accountant or other representative relating to any of such matters and, if such inquiry or proposal is in writing, such Shareholder shall deliver or cause to be delivered to the Acquiror a copy of such inquiry or proposal.

          (e) The Shareholder hereby consents to the Acquiror's announcement in any press release, public filing, advertisement or other document, that the Shareholder has entered into this Agreement.

          (f) To the extent inconsistent with the provisions of this Section 1, the Shareholder hereby revokes, and will cause each member of the Shareholder Group to revoke, any and all proxies with respect to such member's Company Common Shares or any other voting securities of the Company.

2.   Miscellaneous

     (a) The Shareholder, on the one hand, and the Acquiror, on the other, acknowledge and agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedies to which they may be entitled at law or equity.

     (b) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     (c) All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telecopier (subject to receipt of electronic confirmation) or sent by registered mail, postage prepaid:

     If to the Acquiror:

         Halliburton Company
         3600 Lincoln Plaza
         500 N. Akard Street
         Dallas, Texas  75201-3391
         Attention: Lester L. Coleman
                    Executive Vice President
                      and General Counsel
         Telecopier No.:  (214) 978-2658

         with a copy to:

               Vinson & Elkins L.L.P.
               First City Tower
               1001 Fannin
               Houston, Texas  77002-6760
               Attention:  William E. Joor III
               Telecopier No.:  (713) 758-2346

          If to the Shareholder:

               Melvin N. Miller
               c/o NUMAR Corporation
               508 Lapp Road
               Malvern, Pennsylvania  19355
               Telecopier No.:  (610) 644-8131

or to such other address or telecopier number as any party may, from time to time, designate in a written notice given in a like manner. Notice given by telecopier shall be deemed delivered on the day the sender receives telecopier confirmation that such notice was received at the telecopier number of the addressee. Notice given by mail as set out above shall be deemed delivered three days after the date the same is postmarked.

     (d) From and after the termination of this Agreement, the covenants of the parties set forth herein shall be of no further force or effect and the parties shall be under no further obligation with respect thereto.

     (e) For purposes of this Agreement, the following terms shall have the following meanings:

         (i)    Affiliate.  "Affiliate" shall have the meaning ascribed to it in
                ----------
Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (ii)   Associate.  "Associate" shall have the meaning ascribed to it in
                ----------
Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (iii)  Beneficial Owner.  A person shall be deemed a "beneficial owner"
                -----------------
of or to have "beneficial ownership" of Company Shares in accordance with the interpretations of the term "beneficial ownership" as defined in Rule 13-d(3) under the Exchange Act, as in effect on the date hereof, provided that a person shall be deemed to be the beneficial owner of, and to have beneficial ownership of, Company Shares that such Person or any Affiliate of such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrant, options or otherwise.

         (iv)   Exchange Act.  "Exchange Act" shall mean the Securities Exchange
                -------------
Act of 1934, as amended.

         (v)    Person.  A "Person" shall mean any individual, firm,
                ------
corporation, partnership, trust, limited liability company or other entity.

         (vi) Significant Subsidiary.  "Significant Subsidiary" shall have the
              ----------------------
     meaning ascribed to it in Rule 1-02 of SEC Regulation S-X as in effect on the date hereof.

     (g) The Shareholder hereby represents and warrants to the Acquiror as follows: The Shareholder has full power and authority to enter into this Agreement; neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated herein will (i) conflict with or result in a breach, default or violation of (A) any of the terms, provisions or conditions of the certificate of incorporation or bylaws of any member of the Shareholder Group or (B) any agreement, proxy, document, instrument, judgment, decree, order, governmental permit, certificate, license, law, statute, rule or regulation to which any member of the Shareholder Group is a party or to which it is subject, (ii) result in the creation of any lien, charge or other encumbrance on any Company Common Shares or (iii) require any member of the Shareholder Group to obtain the consent of any private nongovernmental third party; and no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Agreement (with the exception of an amended Schedule 13D to be filed by the Shareholder pursuant to the Exchange Act) or the Shareholder's performance of the terms of this Agreement or the validity or enforceability of this Agreement.

     (h) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and Affiliates, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

     (i) No party may waive any of the terms or conditions of this Agreement except by a duly signed writing referring to the specific provision to be waived.

     (j) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law; provided, however, that any matter involving the internal corporate affairs of any party hereto shall be governed by the provisions of the Business Corporation Law of the Commonwealth of Pennsylvania.

     (k) This Agreement constitutes the entire agreement, and supersedes all other and prior agreements and understandings, both written and oral, among the parties hereto and their Affiliates.

     (l) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Shareholder has executed this Agreement and the Acquiror has caused this Agreement to be duly executed by an officer, thereunto duly authorized, all as of the day and year first above written.

                                 HALLIBURTON COMPANY


                                 By: /s/ Lester L. Coleman
                                    ----------------------------
                                    Lester L. Coleman
                                    Executive Vice President and General Counsel

                                 SHAREHOLDER

                                 /s/ Melvin N. Miller
                                 -------------------------------
                                 Melvin N. Miller

                               VOTING AGREEMENT


     VOTING AGREEMENT ("Agreement") dated as of June 9, 1997, between Halliburton Company, a Delaware corporation (the "Acquiror"), and Barry M. Davis (the "Shareholder"), a holder of common shares, par value $0.01 per share, of NUMAR Corporation, a Pennsylvania corporation (the "Company").

                                   RECITALS:

     The Shareholder beneficially owns an aggregate of 723,144 common shares (together with any additional common shares as to which beneficial ownership is acquired by any member of the Shareholder Group described below, the "Company Shares"), par value $0.01 per share ("Company Common Shares"), of the Company.

     The Acquiror is prepared to enter into an Agreement and Plan of Merger with the Company (the "Plan") providing for the merger of a wholly owned subsidiary of Acquiror with and into the Company and the conversion in such merger of each Company Common Share into the number of shares of the Common Stock, par value $2.50 per share, of the Acquiror set forth in the Plan (the "Merger").

     To facilitate the Merger, the Shareholder is willing to enter into certain arrangements with respect to the Company Shares.

     NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Shareholder's Support of the Merger. From the date hereof until December 31, 1997, or, if earlier, termination of the Plan:

          (a) Except as contemplated by the Plan or hereby, neither the Shareholder nor any Person controlled by the Shareholder, other than the Company and its subsidiaries (collectively, the "Shareholder Group"), will, directly or indirectly, sell, transfer, pledge or otherwise dispose of, or grant a proxy with respect to, any Company Shares to any Person other than any member of the Shareholder Group or the Acquiror or its designee, or grant an option with respect to any of the Company Shares or enter into any other agreement or arrangement with respect to any of the Company Shares.

          (b) The Shareholder agrees that the Shareholder will vote, and will cause each member of the Shareholder Group to vote, all Company Shares entitled to vote and beneficially owned by such Persons (i) in favor of the Merger and (ii), subject to the provisions of paragraph (c) below, against any combination proposal or other matter that may

     (in the reasonable opinion of the Acquiror) interfere or be inconsistent with the Merger (including without limitation a Competing Transaction).

          (c) The Shareholder agrees that, if requested by the Acquiror in writing in order to facilitate the Merger, the Shareholder will not, and will cause each member of the Shareholder Group not to, attend or vote any Company Shares beneficially owned by any such Person at any annual or special meeting of shareholders or execute any written consent of shareholders

          (d) Neither the Shareholder nor any other member of the Shareholder Group will initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or that may reasonably be expected to lead to, any merger, consolidation, share exchange, business combination or similar transaction involving the Company or any of its Significant Subsidiaries, a sale, lease, exchange, transfer or other disposition of 50% or more of the assets of the Company and its subsidiaries, taken as a whole, in a single transaction or series of transactions, the acquisition by a Person or Group of beneficial ownership or the right to acquire beneficial ownership of 50% or more of the outstanding Company Common Shares, whether by tender offer, exchange offer or otherwise, or the acquisition in any manner, directly or indirectly, of a material equity interest in any voting securities of, or a substantial portion of the assets of, the Company or any of its Significant Subsidiaries, other than the transactions contemplated by the Plan (a "Competing Transaction"), or enter into discussions or negotiate with any Person in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of the officers, directors or employees of the Shareholder or any member of the Shareholder Group or any investment banker, financial advisor, attorney, accountant or other representative retained by the Shareholder or any other member of the Shareholder Group to take any such action. The Shareholder shall promptly notify the Acquiror of all relevant terms of any such inquiries or proposals received by such Shareholder or any other member of the Shareholder Group or by any such officer, director, employee, investment banker, financial advisor, attorney, accountant or other representative relating to any of such matters and, if such inquiry or proposal is in writing, such Shareholder shall deliver or cause to be delivered to the Acquiror a copy of such inquiry or proposal.

          (e) The Shareholder hereby consents to the Acquiror's announcement in any press release, public filing, advertisement or other document, that the Shareholder has entered into this Agreement.

          (f) To the extent inconsistent with the provisions of this Section 1, the Shareholder hereby revokes, and will cause each member of the Shareholder Group to revoke, any and all proxies with respect to such member's Company Common Shares or any other voting securities of the Company.

2.   Miscellaneous

     (a) The Shareholder, on the one hand, and the Acquiror, on the other, acknowledge and agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedies to which they may be entitled at law or equity.

     (b) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     (c) All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telecopier (subject to receipt of electronic confirmation) or sent by registered mail, postage prepaid:

     If to the Acquiror:

               Halliburton Company
               3600 Lincoln Plaza
               500 N. Akard Street
               Dallas, Texas  75201-3391
               Attention:  Lester L. Coleman
                          Executive Vice President
                              and General Counsel
               Telecopier No.:  (214) 978-2658

               with a copy to:

                    Vinson & Elkins L.L.P.
                    First City Tower
                    1001 Fannin
                    Houston, Texas  77002-6760
                    Attention:  William E. Joor III
                    Telecopier No.:  (713) 758-2346

     If to the Shareholder:


               Davis Venture Partners, L.P.
               320 South Boston, Suite 1000
               Tulsa, Oklahoma  74103
               Attention: Barry M.Davis
               Telecopier No.:  (918) 582-3404

or to such other address or telecopier number as any party may, from time to time, designate in a written notice given in a like manner. Notice given by telecopier shall be deemed delivered on the day the sender receives telecopier confirmation that such notice was received at the telecopier number of the addressee. Notice given by mail as set out above shall be deemed delivered three days after the date the same is postmarked.

     (d) From and after the termination of this Agreement, the covenants of the parties set forth herein shall be of no further force or effect and the parties shall be under no further obligation with respect thereto.

     (e) For purposes of this Agreement, the following terms shall have the following meanings:

         (i)   Affiliate.  "Affiliate" shall have the meaning ascribed to it in
               ---------
     Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (ii)  Associate.  "Associate" shall have the meaning ascribed to it in
               ---------
     Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (iii) Beneficial Owner.  A person shall be deemed a "beneficial owner"
               ----------------
     of or to have "beneficial ownership" of Company Shares in accordance with the interpretations of the term "beneficial ownership" as defined in Rule 13-d(3) under the Exchange Act, as in effect on the date hereof, provided that a person shall be deemed to be the beneficial owner of, and to have beneficial ownership of, Company Shares that such Person or any Affiliate of such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrant, options or otherwise.

         (iv)  Exchange Act.  "Exchange Act" shall mean the Securities Exchange
               ------------
Act of 1934, as amended.

         (v)   Person.  A "Person" shall mean any individual, firm, corporation,
               ------
     partnership, trust, limited liability company or other entity.

         (vi)  Significant Subsidiary.  "Significant Subsidiary" shall have the
               ----------------------
     meaning ascribed to it in Rule 1-02 of SEC Regulation S-X as in effect on the date hereof.

     (g) The Shareholder hereby represents and warrants to the Acquiror as follows: The Shareholder has full power and authority to enter into this Agreement; neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated herein will (i) conflict with or result in a breach, default or violation of (A) any of the terms, provisions or conditions of the certificate of incorporation or bylaws of any member of the Shareholder Group or (B) any agreement, proxy, document, instrument, judgment, decree, order, governmental permit, certificate, license, law, statute, rule or regulation to which any member of the Shareholder Group is a party or to which it is subject, (ii) result in the creation of any lien, charge or other encumbrance on any Company Common Shares or (iii) require any member of the Shareholder Group to obtain the consent of any private nongovernmental third party; and no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Agreement (with the exception of an amended Schedule 13D to be filed by the Shareholder pursuant to the Exchange Act) or the Shareholder's performance of the terms of this Agreement or the validity or enforceability of this Agreement.

     (h) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and Affiliates, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

     (i) No party may waive any of the terms or conditions of this Agreement except by a duly signed writing referring to the specific provision to be waived.

     (j) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law; provided, however, that any matter involving the internal corporate affairs of any party hereto shall be governed by the provisions of the Business Corporation Law of the Commonwealth of Pennsylvania.

     (k) This Agreement constitutes the entire agreement, and supersedes all other and prior agreements and understandings, both written and oral, among the parties hereto and their Affiliates.

     (l) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Shareholder has executed this Agreement and the Acquiror has caused this Agreement to be duly executed by an officer, thereunto duly authorized, all as of the day and year first above written.

                                 HALLIBURTON COMPANY


                                 By:/s/ Lester L. Coleman
                                    ------------------------------
                                    Lester L. Coleman
                                    Executive Vice President and General Counsel

                                 SHAREHOLDER

                                 /s/ Barry M. Davis
                                 --------------------------------
                                 Barry M. Davis

                               VOTING AGREEMENT


     VOTING AGREEMENT ("Agreement") dated as of June 9, 1997, between Halliburton Company, a Delaware corporation (the "Acquiror"), and Seymour G. Mandell (the "Shareholder"), a holder of common shares, par value $0.01 per share, of NUMAR Corporation, a Pennsylvania corporation (the "Company").

                                   RECITALS:

     The Shareholder beneficially owns an aggregate of 174,771 common shares (together with any additional common shares as to which beneficial ownership is acquired by any member of the Shareholder Group described below, the "Company Shares"), par value $0.01 per share ("Company Common Shares"), of the Company.

     The Acquiror is prepared to enter into an Agreement and Plan of Merger with the Company (the "Plan") providing for the merger of a wholly owned subsidiary of Acquiror with and into the Company and the conversion in such merger of each Company Common Share into the number of shares of the Common Stock, par value $2.50 per share, of the Acquiror set forth in the Plan (the "Merger").

     To facilitate the Merger, the Shareholder is willing to enter into certain arrangements with respect to the Company Shares.

     NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Shareholder's Support of the Merger. From the date hereof until December 31, 1997, or, if earlier, termination of the Plan:

          (a) Except as contemplated by the Plan or hereby, neither the Shareholder nor any Person controlled by the Shareholder, other than the Company and its subsidiaries (collectively, the "Shareholder Group"), will, directly or indirectly, sell, transfer, pledge or otherwise dispose of, or grant a proxy with respect to, any Company Shares to any Person other than any member of the Shareholder Group or the Acquiror or its designee, or grant an option with respect to any of the Company Shares or enter into any other agreement or arrangement with respect to any of the Company Shares.

          (b) The Shareholder agrees that the Shareholder will vote, and will cause each member of the Shareholder Group to vote, all Company Shares entitled to vote and beneficially owned by such Persons (i) in favor of the Merger and (ii), subject to the provisions of paragraph (c) below, against any combination proposal or other matter that may

     (in the reasonable opinion of the Acquiror) interfere or be inconsistent with the Merger (including without limitation a Competing Transaction).

          (c) The Shareholder agrees that, if requested by the Acquiror in writing in order to facilitate the Merger, the Shareholder will not, and will cause each member of the Shareholder Group not to, attend or vote any Company Shares beneficially owned by any such Person at any annual or special meeting of shareholders or execute any written consent of shareholders

          (d) Neither the Shareholder nor any other member of the Shareholder Group will initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or that may reasonably be expected to lead to, any merger, consolidation, share exchange, business combination or similar transaction involving the Company or any of its Significant Subsidiaries, a sale, lease, exchange, transfer or other disposition of 50% or more of the assets of the Company and its subsidiaries, taken as a whole, in a single transaction or series of transactions, the acquisition by a Person or Group of beneficial ownership or the right to acquire beneficial ownership of 50% or more of the outstanding Company Common Shares, whether by tender offer, exchange offer or otherwise, or the acquisition in any manner, directly or indirectly, of a material equity interest in any voting securities of, or a substantial portion of the assets of, the Company or any of its Significant Subsidiaries, other than the transactions contemplated by the Plan (a "Competing Transaction"), or enter into discussions or negotiate with any Person in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of the officers, directors or employees of the Shareholder or any member of the Shareholder Group or any investment banker, financial advisor, attorney, accountant or other representative retained by the Shareholder or any other member of the Shareholder Group to take any such action. The Shareholder shall promptly notify the Acquiror of all relevant terms of any such inquiries or proposals received by such Shareholder or any other member of the Shareholder Group or by any such officer, director, employee, investment banker, financial advisor, attorney, accountant or other representative relating to any of such matters and, if such inquiry or proposal is in writing, such Shareholder shall deliver or cause to be delivered to the Acquiror a copy of such inquiry or proposal.

          (e) The Shareholder hereby consents to the Acquiror's announcement in any press release, public filing, advertisement or other document, that the Shareholder has entered into this Agreement.

          (f) To the extent inconsistent with the provisions of this Section 1, the Shareholder hereby revokes, and will cause each member of the Shareholder Group to revoke, any and all proxies with respect to such member's Company Common Shares or any other voting securities of the Company.

2.   Miscellaneous

     (a) The Shareholder, on the one hand, and the Acquiror, on the other, acknowledge and agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedies to which they may be entitled at law or equity.

     (b) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     (c) All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telecopier (subject to receipt of electronic confirmation) or sent by registered mail, postage prepaid:

     If to the Acquiror:

               Halliburton Company
               3600 Lincoln Plaza
               500 N. Akard Street
               Dallas, Texas  75201-3391
               Attention:  Lester L. Coleman
                          Executive Vice President
                              and General Counsel
               Telecopier No.:  (214) 978-2658

               with a copy to:

                    Vinson & Elkins L.L.P.
                    First City Tower
                    1001 Fannin
                    Houston, Texas  77002-6760
                    Attention:  William E. Joor III
                    Telecopier No.:  (713) 758-2346

     If to the Shareholder:

               Melvin N. Miller
               c/o NUMAR Corporation
               508 Lapp Road
               Malvern, Pennsylvania 19355
               Telecopier No.:  (610) 644-8131

or to such other address or telecopier number as any party may, from time to time, designate in a written notice given in a like manner. Notice given by telecopier shall be deemed delivered on the day the sender receives telecopier confirmation that such notice was received at the telecopier number of the addressee. Notice given by mail as set out above shall be deemed delivered three days after the date the same is postmarked.

     (d) From and after the termination of this Agreement, the covenants of the parties set forth herein shall be of no further force or effect and the parties shall be under no further obligation with respect thereto.

     (e) For purposes of this Agreement, the following terms shall have the following meanings:

         (i)   Affiliate.  "Affiliate" shall have the meaning ascribed to it in
               ---------
     Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (ii)  Associate.  "Associate" shall have the meaning ascribed to it in
               ---------
     Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (iii) Beneficial Owner.  A person shall be deemed a "beneficial owner"
               ----------------
     of or to have "beneficial ownership" of Company Shares in accordance with the interpretations of the term "beneficial ownership" as defined in Rule 13-d(3) under the Exchange Act, as in effect on the date hereof, provided that a person shall be deemed to be the beneficial owner of, and to have beneficial ownership of, Company Shares that such Person or any Affiliate of such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrant, options or otherwise.

         (iv)  Exchange Act.  "Exchange Act" shall mean the Securities Exchange
               ------------
Act of 1934, as amended.

         (v)   Person.  A "Person" shall mean any individual, firm, corporation,
               ------
     partnership, trust, limited liability company or other entity.

         (vi)  Significant Subsidiary.  "Significant Subsidiary" shall have the
               ----------------------
     meaning ascribed to it in Rule 1-02 of SEC Regulation S-X as in effect on the date hereof.

     (g) The Shareholder hereby represents and warrants to the Acquiror as follows: The Shareholder has full power and authority to enter into this Agreement; neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated herein will (i) conflict with or result in a breach, default or violation of (A) any of the terms, provisions or conditions of the certificate of incorporation or bylaws of any member of the Shareholder Group or (B) any agreement, proxy, document, instrument, judgment, decree, order, governmental permit, certificate, license, law, statute, rule or regulation to which any member of the Shareholder Group is a party or to which it is subject, (ii) result in the creation of any lien, charge or other encumbrance on any Company Common Shares or (iii) require any member of the Shareholder Group to obtain the consent of any private nongovernmental third party; and no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Agreement (with the exception of an amended Schedule 13D to be filed by the Shareholder pursuant to the Exchange Act) or the Shareholder's performance of the terms of this Agreement or the validity or enforceability of this Agreement.

     (h) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and Affiliates, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

     (i) No party may waive any of the terms or conditions of this Agreement except by a duly signed writing referring to the specific provision to be waived.

     (j) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law; provided, however, that any matter involving the internal corporate affairs of any party hereto shall be governed by the provisions of the Business Corporation Law of the Commonwealth of Pennsylvania.

     (k) This Agreement constitutes the entire agreement, and supersedes all other and prior agreements and understandings, both written and oral, among the parties hereto and their Affiliates.

     (l) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Shareholder has executed this Agreement and the Acquiror has caused this Agreement to be duly executed by an officer, thereunto duly authorized, all as of the day and year first above written.


                                 HALLIBURTON COMPANY


                                 By:/s/ Lester L. Coleman
                                    ------------------------------
                                    Lester L. Coleman
                                    Executive Vice President and General Counsel

                                 SHAREHOLDER

                                 /s/ Seymour G. Mandell
                                 ---------------------------------
                                 Seymour G. Mandell

                               VOTING AGREEMENT


     VOTING AGREEMENT ("Agreement") dated as of June 9, 1997, between Halliburton Company, a Delaware corporation (the "Acquiror"), and James H. Simons (the "Shareholder"), a holder of common shares, par value $0.01 per share, of NUMAR Corporation, a Pennsylvania corporation (the "Company").

                                   RECITALS:

     The Shareholder beneficially owns an aggregate of 13,434 common shares (together with any additional common shares as to which beneficial ownership is acquired by any member of the Shareholder Group described below, the "Company Shares"), par value $0.01 per share ("Company Common Shares"), of the Company.

     The Acquiror is prepared to enter into an Agreement and Plan of Merger with the Company (the "Plan") providing for the merger of a wholly owned subsidiary of Acquiror with and into the Company and the conversion in such merger of each Company Common Share into the number of shares of the Common Stock, par value $2.50 per share, of the Acquiror set forth in the Plan (the "Merger").

     To facilitate the Merger, the Shareholder is willing to enter into certain arrangements with respect to the Company Shares.

     NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Shareholder's Support of the Merger. From the date hereof until December 31, 1997, or, if earlier, termination of the Plan:

          (a) Except as contemplated by the Plan or hereby, neither the Shareholder nor any Person controlled by the Shareholder, other than the Company and its subsidiaries (collectively, the "Shareholder Group"), will, directly or indirectly, sell, transfer, pledge or otherwise dispose of, or grant a proxy with respect to, any Company Shares to any Person other than any member of the Shareholder Group or the Acquiror or its designee, or grant an option with respect to any of the Company Shares or enter into any other agreement or arrangement with respect to any of the Company Shares.

          (b) The Shareholder agrees that the Shareholder will vote, and will cause each member of the Shareholder Group to vote, all Company Shares entitled to vote and beneficially owned by such Persons (i) in favor of the Merger and (ii), subject to the provisions of paragraph (c) below, against any combination proposal or other matter that may

     (in the reasonable opinion of the Acquiror) interfere or be inconsistent with the Merger (including without limitation a Competing Transaction).

          (c) The Shareholder agrees that, if requested by the Acquiror in writing in order to facilitate the Merger, the Shareholder will not, and will cause each member of the Shareholder Group not to, attend or vote any Company Shares beneficially owned by any such Person at any annual or special meeting of shareholders or execute any written consent of shareholders

          (d) Neither the Shareholder nor any other member of the Shareholder Group will initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or that may reasonably be expected to lead to, any merger, consolidation, share exchange, business combination or similar transaction involving the Company or any of its Significant Subsidiaries, a sale, lease, exchange, transfer or other disposition of 50% or more of the assets of the Company and its subsidiaries, taken as a whole, in a single transaction or series of transactions, the acquisition by a Person or Group of beneficial ownership or the right to acquire beneficial ownership of 50% or more of the outstanding Company Common Shares, whether by tender offer, exchange offer or otherwise, or the acquisition in any manner, directly or indirectly, of a material equity interest in any voting securities of, or a substantial portion of the assets of, the Company or any of its Significant Subsidiaries, other than the transactions contemplated by the Plan (a "Competing Transaction"), or enter into discussions or negotiate with any Person in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of the officers, directors or employees of the Shareholder or any member of the Shareholder Group or any investment banker, financial advisor, attorney, accountant or other representative retained by the Shareholder or any other member of the Shareholder Group to take any such action. The Shareholder shall promptly notify the Acquiror of all relevant terms of any such inquiries or proposals received by such Shareholder or any other member of the Shareholder Group or by any such officer, director, employee, investment banker, financial advisor, attorney, accountant or other representative relating to any of such matters and, if such inquiry or proposal is in writing, such Shareholder shall deliver or cause to be delivered to the Acquiror a copy of such inquiry or proposal.

          (e) The Shareholder hereby consents to the Acquiror's announcement in any press release, public filing, advertisement or other document, that the Shareholder has entered into this Agreement.

          (f) To the extent inconsistent with the provisions of this Section 1, the Shareholder hereby revokes, and will cause each member of the Shareholder Group to revoke, any and all proxies with respect to such member's Company Common Shares or any other voting securities of the Company.

2.   Miscellaneous

     (a) The Shareholder, on the one hand, and the Acquiror, on the other, acknowledge and agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedies to which they may be entitled at law or equity.

     (b) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     (c) All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telecopier (subject to receipt of electronic confirmation) or sent by registered mail, postage prepaid:

          If to the Acquiror:

               Halliburton Company
               3600 Lincoln Plaza
               500 N. Akard Street
               Dallas, Texas  75201-3391
               Attention: Lester L. Coleman
                          Executive Vice President
                              and General Counsel
               Telecopier No.:  (214) 978-2658

               with a copy to:

                    Vinson & Elkins L.L.P.
                    First City Tower
                    1001 Fannin
                    Houston, Texas  77002-6760
                    Attention:  William E. Joor III
                    Telecopier No.:  (713) 758-2346

          If to the Shareholder:

               James H. Simons
               c/o Renaissance Technologies
               800 Third Avenue
               New York, New York  10022

or to such other address or telecopier number as any party may, from time to time, designate in a written notice given in a like manner. Notice given by telecopier shall be deemed delivered on the day the sender receives telecopier confirmation that such notice was received at the telecopier number of the addressee. Notice given by mail as set out above shall be deemed delivered three days after the date the same is postmarked.

     (d) From and after the termination of this Agreement, the covenants of the parties set forth herein shall be of no further force or effect and the parties shall be under no further obligation with respect thereto.

     (e) For purposes of this Agreement, the following terms shall have the following meanings:

         (i)   Affiliate.  "Affiliate" shall have the meaning ascribed to it in
               ----------
     Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (ii)  Associate.  "Associate" shall have the meaning ascribed to it in
               ----------
     Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (iii) Beneficial Owner.  A person shall be deemed a "beneficial owner"
               -----------------
     of or to have "beneficial ownership" of Company Shares in accordance with the interpretations of the term "beneficial ownership" as defined in Rule 13-d(3) under the Exchange Act, as in effect on the date hereof, provided that a person shall be deemed to be the beneficial owner of, and to have beneficial ownership of, Company Shares that such Person or any Affiliate of such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrant, options or otherwise.

         (iv)  Exchange Act.  "Exchange Act" shall mean the Securities Exchange
               -------------
     Act of 1934, as amended.

         (v)   Person.  A "Person" shall mean any individual, firm, corporation,
               -------
     partnership, trust, limited liability company or other entity.

         (vi) Significant Subsidiary.  "Significant Subsidiary" shall have the
              ----------------------
     meaning ascribed to it in Rule 1-02 of SEC Regulation S-X as in effect on the date hereof.

     (g) The Shareholder hereby represents and warrants to the Acquiror as follows: The Shareholder has full power and authority to enter into this Agreement; neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated herein will (i) conflict with or result in a breach, default or violation of (A) any of the terms, provisions or conditions of the certificate of incorporation or bylaws of any member of the Shareholder Group or (B) any agreement, proxy, document, instrument, judgment, decree, order, governmental permit, certificate, license, law, statute, rule or regulation to which any member of the Shareholder Group is a party or to which it is subject, (ii) result in the creation of any lien, charge or other encumbrance on any Company Common Shares or (iii) require any member of the Shareholder Group to obtain the consent of any private nongovernmental third party; and no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Agreement (with the exception of an amended Schedule 13D to be filed by the Shareholder pursuant to the Exchange Act) or the Shareholder's performance of the terms of this Agreement or the validity or enforceability of this Agreement.

     (h) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and Affiliates, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

     (i) No party may waive any of the terms or conditions of this Agreement except by a duly signed writing referring to the specific provision to be waived.

     (j) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law; provided, however, that any matter involving the internal corporate affairs of any party hereto shall be governed by the provisions of the Business Corporation Law of the Commonwealth of Pennsylvania.

     (k) This Agreement constitutes the entire agreement, and supersedes all other and prior agreements and understandings, both written and oral, among the parties hereto and their Affiliates.

     (l) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Shareholder has executed this Agreement and the Acquiror has caused this Agreement to be duly executed by an officer, thereunto duly authorized, all as of the day and year first above written.

                                 HALLIBURTON COMPANY


                                 By:/s/ Lester L. Coleman
                                    -----------------------------
                                    Lester L. Coleman
                                    Executive Vice President and General Counsel

                                 SHAREHOLDER


                                 /s/ James H. Simons
                                 --------------------------------
                                 James H. Simons

                               VOTING AGREEMENT


     VOTING AGREEMENT ("Agreement") dated as of June 9, 1997, between Halliburton Company, a Delaware corporation (the "Acquiror"), and Bermuda Trust Company Limited, as Trustee of the Lord Jim Trust (the "Shareholder"), a holder of common shares, par value $0.01 per share, of NUMAR Corporation, a Pennsylvania corporation (the "Company").

                                   RECITALS:

     The Shareholder beneficially owns an aggregate of 900,000 common shares (together with any additional common shares as to which beneficial ownership is acquired by any member of the Shareholder Group described below, the "Company Shares"), par value $0.01 per share ("Company Common Shares"), of the Company.

     The Acquiror is prepared to enter into an Agreement and Plan of Merger with the Company (the "Plan") providing for the merger of a wholly owned subsidiary of Acquiror with and into the Company and the conversion in such merger of each Company Common Share into the number of shares of the Common Stock, par value $2.50 per share, of the Acquiror set forth in the Plan (the "Merger").

     To facilitate the Merger, the Shareholder is willing to enter into certain arrangements with respect to the Company Shares.

     NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Shareholder's Support of the Merger. From the date hereof until December 31, 1997, or, if earlier, termination of the Plan:

          (a) Except as contemplated by the Plan or hereby, neither the Shareholder nor any Person controlled by the Shareholder, other than the Company and its subsidiaries (collectively, the "Shareholder Group"), will, directly or indirectly, sell, transfer, pledge or otherwise dispose of, or grant a proxy with respect to, any Company Shares to any Person other than any member of the Shareholder Group or the Acquiror or its designee, or grant an option with respect to any of the Company Shares or enter into any other agreement or arrangement with respect to any of the Company Shares.

          (b) The Shareholder agrees that the Shareholder will vote, and will cause each member of the Shareholder Group to vote, all Company Shares entitled to vote and beneficially owned by such Persons (i) in favor of the Merger and (ii), subject to the provisions of paragraph (c) below, against any combination proposal or other matter that may

     (in the reasonable opinion of the Acquiror) interfere or be inconsistent with the Merger (including without limitation a Competing Transaction).

          (c) The Shareholder agrees that, if requested by the Acquiror in writing in order to facilitate the Merger, the Shareholder will not, and will cause each member of the Shareholder Group not to, attend or vote any Company Shares beneficially owned by any such Person at any annual or special meeting of shareholders or execute any written consent of shareholders

          (d) Neither the Shareholder nor any other member of the Shareholder Group will initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or that may reasonably be expected to lead to, any merger, consolidation, share exchange, business combination or similar transaction involving the Company or any of its Significant Subsidiaries, a sale, lease, exchange, transfer or other disposition of 50% or more of the assets of the Company and its subsidiaries, taken as a whole, in a single transaction or series of transactions, the acquisition by a Person or Group of beneficial ownership or the right to acquire beneficial ownership of 50% or more of the outstanding Company Common Shares, whether by tender offer, exchange offer or otherwise, or the acquisition in any manner, directly or indirectly, of a material equity interest in any voting securities of, or a substantial portion of the assets of, the Company or any of its Significant Subsidiaries, other than the transactions contemplated by the Plan (a "Competing Transaction"), or enter into discussions or negotiate with any Person in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of the officers, directors or employees of the Shareholder or any member of the Shareholder Group or any investment banker, financial advisor, attorney, accountant or other representative retained by the Shareholder or any other member of the Shareholder Group to take any such action. The Shareholder shall promptly notify the Acquiror of all relevant terms of any such inquiries or proposals received by such Shareholder or any other member of the Shareholder Group or by any such officer, director, employee, investment banker, financial advisor, attorney, accountant or other representative relating to any of such matters and, if such inquiry or proposal is in writing, such Shareholder shall deliver or cause to be delivered to the Acquiror a copy of such inquiry or proposal.

          (e) The Shareholder hereby consents to the Acquiror's announcement in any press release, public filing, advertisement or other document, that the Shareholder has entered into this Agreement.

          (f) To the extent inconsistent with the provisions of this Section 1, the Shareholder hereby revokes, and will cause each member of the Shareholder Group to revoke, any and all proxies with respect to such member's Company Common Shares or any other voting securities of the Company.

2.   Miscellaneous

     (a) The Shareholder, on the one hand, and the Acquiror, on the other, acknowledge and agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedies to which they may be entitled at law or equity.

     (b) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     (c) All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telecopier (subject to receipt of electronic confirmation) or sent by registered mail, postage prepaid:

          If to the Acquiror:

                   Halliburton Company
                   3600 Lincoln Plaza
                   500 N. Akard Street
                   Dallas, Texas  75201-3391
                   Attention:  Lester L. Coleman
                               Executive Vice President
                                 and General Counsel
                   Telecopier No.:  (214) 978-2658

                   with a copy to:

                           Vinson & Elkins L.L.P.
                           First City Tower
                           1001 Fannin
                           Houston, Texas  77002-6760
                           Attention:  William E. Joor III
                           Telecopier No.:  (713) 758-2346

          If to the Shareholder:

                  Murdoch & Co.
                  c/o Bank of Bermuda
                  Compass Point
                  9 Bermuda Road
                  Hamilton, Bermuda
                  Attention:  Susan Gibbons
                  Telecopier No.:  (441) 295-9991

or to such other address or telecopier number as any party may, from time to time, designate in a written notice given in a like manner. Notice given by telecopier shall be deemed delivered on the day the sender receives telecopier confirmation that such notice was received at the telecopier number of the addressee. Notice given by mail as set out above shall be deemed delivered three days after the date the same is postmarked.

     (d) From and after the termination of this Agreement, the covenants of the parties set forth herein shall be of no further force or effect and the parties shall be under no further obligation with respect thereto.

     (e) For purposes of this Agreement, the following terms shall have the following meanings:

         (i) Affiliate.  "Affiliate" shall have the meaning ascribed to it in
             ---------
     Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (ii) Associate.  "Associate" shall have the meaning ascribed to it in
              ---------
     Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

          (iii) Beneficial Owner.  A person shall be deemed a "beneficial owner"
                ----------------
     of or to have "beneficial ownership" of Company Shares in accordance with the interpretations of the term "beneficial ownership" as defined in Rule 13-d(3) under the Exchange Act, as in effect on the date hereof, provided that a person shall be deemed to be the beneficial owner of, and to have beneficial ownership of, Company Shares that such Person or any Affiliate of such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrant, options or otherwise.

          (iv) Exchange Act.  "Exchange Act" shall mean the Securities Exchange
               ------------
     Act of 1934, as amended.

          (v)  Person.  A "Person" shall mean any individual, firm, corporation,
               -------
     partnership, trust, limited liability company or other entity.

          (vi) Significant Subsidiary.  "Significant Subsidiary" shall have the
               -----------------------
     meaning ascribed to it in Rule 1-02 of SEC Regulation S-X as in effect on the date hereof.

     (g) The Shareholder hereby represents and warrants to the Acquiror as follows: The Shareholder has full power and authority to enter into this Agreement; neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated herein will (i) conflict with or result in a breach, default or violation of (A) any of the terms, provisions or conditions of the certificate of incorporation or bylaws of any member of the Shareholder Group or (B) any agreement, proxy, document, instrument, judgment, decree, order, governmental permit, certificate, license, law, statute, rule or regulation to which any member of the Shareholder Group is a party or to which it is subject, (ii) result in the creation of any lien, charge or other encumbrance on any Company Common Shares or (iii) require any member of the Shareholder Group to obtain the consent of any private nongovernmental third party; and no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Agreement (with the exception of an amended Schedule 13D to be filed by the Shareholder pursuant to the Exchange Act) or the Shareholder's performance of the terms of this Agreement or the validity or enforceability of this Agreement.

     (h) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and Affiliates, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

     (i) No party may waive any of the terms or conditions of this Agreement except by a duly signed writing referring to the specific provision to be waived.

     (j) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law; provided, however, that any matter involving the internal corporate affairs of any party hereto shall be governed by the provisions of the Business Corporation Law of the Commonwealth of Pennsylvania.

     (k) This Agreement constitutes the entire agreement, and supersedes all other and prior agreements and understandings, both written and oral, among the parties hereto and their Affiliates.

     (l) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Shareholder and the Acquiror have each caused this Agreement to be duly executed by an officer or other Person, thereunto duly authorized, all as of the day and year first above written.

                                 HALLIBURTON COMPANY


                                 By:/s/ Lester L. Coleman
                                    -------------------------------------------
                                    Lester L. Coleman
                                    Executive Vice President and General Counsel

                                 BERMUDA TRUST COMPANY LIMITED,
                                    as Trustee of the Lord Jim Trust


                                  By:/s/ Susan E. Gibbons
                                     ------------------------------------------
                                Name:  Susan E. Gibbons
                                Title: Trust Officer

                                     -7-